Exhibit 10.07

                                  BILL OF SALE

This Bill of Sale, dated effective May 28, 1999, is executed and delivered by P. Alan Luckett and Victoria O. Luckett (the "Assignors"), and the Assignee herein named in accordance with that one certain Loan Agreement, dated effective May 28, 1999, between Hispano Television Ventures, Inc., and certain investors listed therein, and joined in by Assignors, Victor F. Mantecon and Woodcrest Capital, L.L.C. (the "Loan Agreement").

                                    RECITALS

The Assignors, for and in consideration of the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby grant, bargain, sell convey, assign, transfer, set over and deliver to Hispano Television Ventures, Inc., a Texas corporation (hereinafter, together with its successors and assigns referred to as the "Assignee"), all of the Assignors' right, title and interest in and to all of the Assignors' assets and properties listed on Exhibit A.

TO HAVE AND TO HOLD the above described assets and properties assigned hereunder (hereinafter collectively the "Assets") unto Assignee, its successors and assigns, forever.

The Assignors hereby assign to Assignee with full right of subrogation, to the extent so transferable, the benefit of and right to enforce the covenants and warranties, if any, which Assignors are entitled to enforce with respect to the Assets. The Assignors represent and warrant to Assignee, its successors and assigns, that (i) Assignors have good and valid title to all the Assets, free of all liens, security interests, encumbrances, pledges, charges, and claims of any kind; (ii) the Assets are all of the Assignors' assets which have, prior to the date hereof, been used by the Assignors as principals of the Assignee in relation to the business of Assignee; and (iii) Assignors will defend the title to the Assets against all claims and demands of all persons whomsoever.

Assignors and Assignee each agree to execute, acknowledge and deliver to the other all such additional instruments, notices and other documents and to do all such further acts and things as may be necessary or useful to more fully and effectively effect the intent of this Bill of Sale.

This Bill of Sale may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

This Bill of Sale shall bind and inure to the benefit of Assignors and Assignee and their respective successors and assigns.

This Bill of Sale shall be construed in accordance with and be governed in all respects by the laws of the State of Texas, without regard to its conflict of law rules.

Executed effective the 28th day of May, 1999.

                                   ASSIGNORS:



                                   /S/ P. ALAN LUCKETT
                                   -----------------------------
                                   P. Alan Luckett



                                   /S/ VICTORIA O. LUCKETT
                                   -----------------------------
                                   Victoria O. Luckett


                                   ASSIGNEE:

                                   HISPANO TELEVISION VENTURES, INC.



                                   By:  /S/ VICTOR F. MANTECON
                                        ------------------------
                                        Victor F. Mantecon,
                                        President

STATE OF TEXAS

COUNTY OF TARRANT

Before me, the undersigned authority, on this day personally appeared P. Alan Luckett and Victoria O. Luckett, known to me to be the person whose name is subscribed to the foregoing instrument, and he acknowledged to me that he had executed the same for the purposes and consideration herein expressed, as his act and deed, in the capacity therein stated.

Given under my hand and seal of office, this 28th day of May, 1999.

                                   /S/ DAISY B. ROGERS
                                   -----------------------------
                                   Notary Public in and for the
                                   State of Texas

                                   DAISY B. ROGERS
                                   -----------------------------
     [Seal]                        Printed Name of Notary

                                   My Commission Expires:
                                   -----------------------------
                                   9/16/2001

STATE OF TEXAS

COUNTY OF TARRANT

Before me, the undersigned authority, on this day personally appeared Victor F. Mantecon, President of Hispano Television Ventures, Inc., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and he acknowledged to me that he had executed the same for the purposes and consideration herein expressed, as the act and deed of said corporation, in the capacity therein stated.

Given under my hand and seal of office, this 28th day of May, 1999.

                                   /S/ DAISY B. ROGERS
                                   -----------------------------
                                   Notary Public in and for the
                                   State of Texas

                                   DAISY B. ROGERS
                                   -----------------------------
     [Seal]                        Printed Name of Notary

                                   My Commission Expires:
                                   -----------------------------
                                   9/16/2001

ALAN LUCKETT
BALANCE SHEET
AS OF MAY 26,1999




                 ASSETS                                 LIABILITY & EQUITY
CURRENT ASSETS:                           CURRENT LIABILITIES:
Cash                            $     0   Notes Payable                        $6,000
Accounts Receivables                  0   Accounts Payable                          0
Other Current Assets                  0   Taxes Owing:
                                -------    Real Estate Taxes               0
 Total Current Assets                 0    Income Taxes                    0
LONG TERM ASSETS:                          Other Taxes                     0        0
Real Estate                           0                                -----
Operating Assets:                         Other Liabilities                         0
Television Production                                                          ------
Equipment               82,000             Total Current Liabilities           6,000
Production Supplies and                   LONG TERM LIABILITIES:
Material                54,900            Loans from Shareholders
Furniture and Fixtures       0  136,900   Other Liabilities                         0
                        ------                                                 ------
Organizational Costs/                      Total Liabilities                        0
Prepaid Exp.                          0   Stockholders Equity:
Tape and Video Library                0    Common Stock                             0
                                -------    Excess Assets over Liabilities     130,900
Total Long Term Assets          136,900                                       -------
Total Assets                    136,900    Total Stockholder Equity           130,900
                                           Total Liabilities and Equity      $136,900


Specify any of the above assets pledged as collateral:  None
Specify any of the above liabilities secured by collateral:  None
Contingent Liabilities:  None
Judgements or suits pending against the undersigned at this time:  None

The undersigned declares and certifies that the above statement are a true and correct account of the condition of our business as of the above date.

                        Signature: /S/ PATRICK ALAN LUCKETT
                                   ---------------------------------------------
                                   Patrick Alan Luckett- Chief Financial Officer